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                                                                    EXHIBIT 23.1


                     (PRICEWATERHOUSECOOPERS LLP LETTERHEAD)





Consent of Independent Auditors



June 4, 2003

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 19, 2003 relating to the consolidated financial statements, which appears in the Annual Report on Form 10-K of Golden Star Resources Ltd. for the year ended December 31, 2002.


"PricewaterhouseCoopers LLP"


Chartered Accountants